Exhibit 99.1

For more information contact:
Stephen S. Romaine, President & CEO
Francis M. Fetsko, CFO
Tompkins Financial Corporation 607.273.3210

For Immediate Release
Wednesday, October 26, 2011

Tompkins Financial Corporation Reports Increase in Third Quarter Earnings

ITHACA, NY – Tompkins Financial Corporation (TMP–NYSE Amex)

Tompkins Financial Corporation reported net income of $7.9 million for the third quarter of 2011, an increase of 4.9% over the $7.5 million reported for the same period in 2010.  Diluted earnings per share were $0.71 for the third quarter of 2011, a 2.9% increase over the $0.69 reported for the third quarter of 2010.

For the nine months ended September 30, 2011, net income was $26.0 million, compared to $24.9 million for the same period last year.  Diluted earnings per share totaled $2.36 for the first nine months of 2011, an increase of 2.6% over the $2.30 reported for the first nine months of 2010.

Stephen S. Romaine, President and CEO stated, “Growth has been challenging in the current economic climate, which makes our results through the first nine months of the year especially rewarding. Net income, revenue, loans, and deposits all showed increases when compared to the prior year, and our year to date earnings reflected the best performance through the first nine months of the year in the Company’s history.”

Selected highlights for the third quarter and year-to-date period included:

▪	Diluted earnings per share for the quarter and year to date periods remain ahead of prior year.

▪	Total revenue was $40.2 million for the third quarter of 2011 and $120.2 million for the first nine months of 2011, up 2.9% and 2.1%, respectively, over the same periods in 2010.

▪	Total loans were $2.0 billion at September 30, 2011, up $37.5 million or 2.0% from September 30, 2010.

▪
Total deposits were $2.7 billion at quarter end, up 5.8% from the same period in 2010.  Noninterest-bearing deposits totaled $570.4 million at September 30, 2011, an increase of 13.9% over the same period in 2010.

▪
The net interest margin for the third quarter of 2011 was 3.71%, compared to 3.77% for the second quarter of 2011, and 3.85% for the third quarter of 2010.  Despite the decline in net interest margin over the past 12 months, net interest income of $27.9 million for the third quarter of 2011 was comparable to the same quarter last year.  Growth in interest earning assets, primarily in the securities portfolio, helped mitigate the earnings impact of the decline in margin.

▪
Noninterest income was up 9.7% for the quarter and up 8.7% for the year-to-date period.  Card services income, insurance commissions and fees, and investment services income were all up from the prior year for both the quarter and year to date periods.  Similarly, other income was up for the quarter and year to date periods, and benefited from approximately $600,000 in nonrecurring gains on the sale of real estate and other assets in the third quarter of 2011.

▪
Noninterest expense for the third quarter of 2011 was $24.0 million, down 3.5% over the same period prior year. Noninterest expense for the year-to-date period was $74.4 million, comparable to the nine months ended September 30, 2010.  A reduction in FDIC insurance costs contributed to the reduction in noninterest expense, when compared to the third quarter of 2010.

▪
Provision for loan and lease losses was $4.9 million for the third quarter of 2011, up from $1.0 million in the second quarter of 2011, and $3.5 million in the third quarter of 2010.  The increase in the provision for loan and lease losses during the quarter was largely the result of an increase in loan charge-offs during the period, which included a single credit that represented 91.7% of the $5.5 million in gross charge offs during the quarter.

▪
Nonperforming assets were generally flat when compared to the most recent prior quarter, and are down 23.2% when compared to the same quarter last year.  The ratio of nonperforming assets to total assets of 1.28% at September 30, 2011, has improved for four consecutive quarters and remains well below the most recent peer averages of 3.24% published as of June 30, 2011, by the Federal Reserve1.  The Company continues to receive regular payments on over 60% of loan balances that we categorize as nonperforming.

▪
The Company’s allowance for loan and lease losses totaled $27.9 million at September 30, 2011, which represented 1.43% of total loans, compared to $27.8 million and 1.46% at December 31, 2010 and $28.7 million and 1.50% at September 30, 2010.  The allowance for loan and lease losses coverage of nonperforming loans was 67.60% as of September 30, 2011, reflecting improvement from 61.46% at December 31, 2010, and 53.15% at September 30, 2010.

▪
Capital levels continued to improve during the quarter and ratios remain well above the regulatory well capitalized minimums.  Tier 1 capital as a percentage of average assets was 8.55%; and the ratio of total capital to risk-weighted assets was 14.11%.  Both of these regulatory capital ratios have improved for the last seven consecutive quarters.

Mr. Romaine, added, “Our strategy of balancing reasonable growth expectations with prudent management of risk has continued to serve us well in these challenging times.  Despite an increase in net charge-offs during the quarter, the general trend in credit quality, as evidenced by a continued decline in classified loans, has continued to improve over the last several quarters.  Although the interest rate and economic environment will remain a challenge for our business, we are extremely pleased to see continued growth in a majority of our key business lines.”

Tompkins Financial Corporation operates 45 banking offices in the New York State markets served by the Company's three community banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank, insurance through Tompkins Insurance Agencies, Inc. and wealth management through Tompkins Financial Advisors.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.
_____________________

1	Federal Reserve peer ratio as of June 30, 2011, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	09/30/2011	12/31/2010

Cash and noninterest bearing balances due from banks	$57,496	$47,339
Interest bearing balances due from banks	51,173	2,226
Money market funds	100	100
Cash and Cash Equivalents	108,769	49,665

Trading securities, at fair value	20,432	22,837
Available-for-sale securities, at fair value	1,082,970	1,039,608
Held-to-maturity securities, fair value of $28,053 at September 30, 2011, and $56,064
at December 31, 2010	27,367	54,973
Loans and leases, net of unearned income and deferred costs and fees	1,951,598	1,910,358
Less: Allowance for loan and lease losses	27,878	27,832
Net Loans and Leases	1,923,720	1,882,526

Federal Home Loan Bank stock and Federal Reserve Bank stock	16,906	21,985
Bank premises and equipment, net	44,991	46,103
Corporate owned life insurance	42,656	40,024
Goodwill	43,958	41,649
Other intangible assets, net	4,318	4,207
Accrued interest and other assets	42,930	56,766
Total Assets	$3,359,017	$3,260,343

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	1,402,542	1,230,815
Time	702,716	741,829
Noninterest bearing	570,416	523,229
Total Deposits	2,675,674	2,495,873

Federal funds purchased and securities sold under agreements to repurchase	171,943	183,609
Other borrowings, including certain amounts at fair value of $12,117 at September 30, 2011
and $11,629 at December 31, 2010	138,001	244,193
Trust preferred debentures	25,063	25,060
Other liabilities	39,001	38,200
Total Liabilities	$3,049,682	$2,986,935

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
11,158,796 at September 30, 2011; and 10,934,385 at December 31, 2010	1,116	1,093
Additional paid-in capital	206,010	198,114
Retained earnings	91,063	76,446
Accumulated other comprehensive income (loss)	12,097	(1,260)
Treasury stock, at cost – 92,800 shares at September 30, 2011, and 92,025 shares
at December 31, 2010	(2,501)	(2,437)

Total Tompkins Financial Corporation Shareholders’ Equity	307,785	271,956
Noncontrolling interests	1,550	1,452
Total Equity	$309,335	$273,408
Total Liabilities and Equity	$3,359,017	$3,260,343

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended		Nine Months Ended
(In thousands, except per share data) (Unaudited)	09/30/2011	09/30/2010	09/30/2011	09/30/2010
INTEREST AND DIVIDEND INCOME
Loans	$26,134	$26,675	$77,718	$80,044
Due from banks	1	5	10	27
Federal funds sold	1	5	6	14
Trading securities	213	255	668	843
Available-for-sale securities	7,524	8,215	23,110	26,009
Held-to-maturity securities	249	359	944	1,160
Federal Home Loan Bank stock and Federal Reserve Bank stock	212	230	719	731
Total Interest and Dividend Income	34,334	35,744	103,175	108,828
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	817	1,035	2,534	3,360
Other deposits	2,449	3,178	7,639	10,506
Federal funds purchased and securities sold under agreements to repurchase	1,204	1,336	3,743	4,069
Trust preferred debentures	405	407	1,197	1,210
Other borrowings	1,546	1,924	4,655	5,770
Total Interest Expense	6,421	7,880	19,768	24,915
Net Interest Income	27,913	27,864	83,407	83,913
Less: Provision for loan and lease losses	4,870	3,483	7,785	7,074
Net Interest Income After Provision for Loan and Lease Losses	23,043	24,381	75,622	76,839
NONINTEREST INCOME
Investment services income	3,425	3,423	11,090	10,764
Insurance commissions and fees	3,573	3,365	10,406	9,722
Service charges on deposit accounts	2,165	2,115	6,256	6,602
Card services income	1,271	1,105	3,785	3,147
Mark-to-market gain on trading securities	55	177	170	558
Mark-to-market loss on liabilities held at fair value	(461)	(323)	(488)	(940)
Other income	1,998	1,401	5,217	3,887
Net other-than-temporary impairment losses	0	(34)	0	(34)
Net gain (loss) on securities transactions	286	(2)	381	173
Total Noninterest Income	12,312	11,227	36,817	33,879
NONINTEREST EXPENSES
Salaries and wages	11,190	10,611	33,225	31,618
Pension and other employee benefits	3,374	3,616	11,063	10,970
Net occupancy expense of premises	1,721	1,820	5,321	5,427
Furniture and fixture expense	1,088	986	3,325	3,312
FDIC insurance	475	978	2,057	2,747
Amortization of intangible assets	137	186	453	586
Other operating expense	5,988	6,655	18,908	19,202
Total Noninterest Expenses	23,973	24,852	74,352	73,862
Income Before Income Tax Expense	11,382	10,756	38,087	36,856
Income Tax Expense	3,490	3,233	11,956	11,818
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	7,892	7,523	26,131	25,038
Less: Net income attributable to noncontrolling interests	33	33	98	98
Net Income Attributable to Tompkins Financial Corporation	$7,859	$7,490	$26,033	$24,940
Basic Earnings Per Share	$0.71	$0.69	$2.37	$2.31
Diluted Earnings Per Share	$0.71	$0.69	$2.36	$2.30

Average Consolidated Balance Sheet and Net Interest Analysis
	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	September 30, 2011			September 30, 2011			September 30, 2010
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$3,597	$1	0.11%	$9,987	$10	0.13%	$30,112	$27	0.12%
Money market funds	100	-	0.00%	100	-	0.00%	100	-	0.00%
Securities (1)
U.S. Government securities	972,856	6,903	2.81%	955,022	21,119	2.96%	837,883	23,710	3.78%
Trading securities	20,856	213	4.05%	21,650	668	4.13%	28,569	843	3.95%
State and municipal (2)	82,592	1,175	5.64%	99,220	3,987	5.37%	105,441	4,581	5.81%
Other securities (2)	13,541	155	4.54%	14,369	503	4.68%	17,855	654	4.90%
Total securities	1,089,845	8,446	3.07%	1,090,261	26,277	3.22%	989,748	29,788	4.02%
Federal Funds Sold	5,868	1	0.07%	6,238	6	0.13%	10,956	14	0.17%
FHLBNY and FRB stock	17,907	211	4.67%	18,303	719	5.25%	19,526	731	5.01%
Loans, net of unearned income (3)
Real estate	1,404,516	18,759	5.30%	1,386,097	55,738	5.38%	1,340,032	56,878	5.67%
Commercial loans (2)	454,602	6,266	5.47%	454,306	18,440	5.43%	462,442	18,749	5.42%
Consumer loans	66,884	1,150	6.82%	69,245	3,593	6.94%	81,818	4,271	6.98%
Direct lease financing	7,027	103	5.81%	7,883	348	5.90%	11,044	498	6.46%
Total loans, net of unearned income	1,933,029	26,278	5.39%	1,917,531	78,119	5.45%	1,895,336	80,396	5.67%
Total interest-earning assets	3,050,346	34,937	4.54%	3,042,420	105,131	4.62%	2,945,778	110,956	5.04%

Other assets	235,813			227,910			228,545

Total assets	3,286,159			3,270,330			3,174,323

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	1,336,593	1,239	0.37%	1,333,934	3,694	0.37%	1,217,756	4,776	0.52%
Time deposits > $100,000	312,583	817	1.04%	315,265	2,534	1.07%	333,814	3,360	1.35%
Time deposits < $100,000	393,637	1,210	1.22%	406,554	3,924	1.29%	432,415	5,382	1.66%
Brokered time deposits < $100,000	219	0	0.00%	2,309	21	1.22%	27,968	348	1.66%
Total interest-bearing deposits	2,043,032	3,266	0.63%	2,058,062	10,173	0.66%	2,011,953	13,866	0.92%
Federal funds purchased & securities sold under agreements
to repurchase	167,845	1,204	2.85%	174,816	3,743	2.86%	183,521	4,069	2.96%
Other borrowings	155,636	1,546	3.94%	160,340	4,655	3.88%	192,551	5,770	4.01%
Trust preferred debentures	25,063	405	6.41%	25,062	1,197	6.39%	25,057	1,210	6.46%
Total interest-bearing liabilities	2,391,576	6,421	1.06%	2,418,280	19,768	1.09%	2,413,082	24,915	1.38%

Noninterest bearing deposits	551,532			524,888			458,931
Accrued expenses and other liabilities	39,190			37,236			41,122
Total liabilities	2,982,298			2,980,404			2,913,135

Tompkins Financial Corporation Shareholders’ equity	302,786			288,579			259,687
Noncontrolling interest	1,075			1,347			1,501
Total equity	303,861			289,926			261,188

Total liabilities and equity	$3,286,159			$3,270,330			$3,174,323
Interest rate spread			3.47%			3.53%			3.66%
Net interest income/margin on earning assets		28,516	3.71%		85,363	3.75%		86,041	3.91%

Tax Equivalent Adjustment		(603)			(1,956)			(2,128)

Net interest income per consolidated financial statements		$27,913			$83,407			$83,913

(1) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(2) Interest income includes the tax effects of taxable-equivalent adjustments using a combined New York State and Federal effective income tax rate of 40% to increase tax exempt interest income to taxable-equivalent basis.
(3) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s consolidated financial statements included in Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10	Dec-10

Period End Balance Sheet
Securities	$1,130,769	$1,138,563	$1,121,443	$1,117,418	$1,053,038	$1,117,418
Loans and leases, net of unearned income and deferred costs and fees	1,951,598	1,920,716	1,914,344	1,910,358	1,914,064	1,910,358
Allowance for loan and lease losses	27,878	28,361	28,035	27,832	28,684	27,832
Total assets	3,359,017	3,287,598	3,278,894	3,260,343	3,247,111	3,260,343

Total deposits	2,675,674	2,572,008	2,612,517	2,495,873	2,528,528	2,495,873
Federal funds purchased and securities sold under agreements to repurchase	171,943	178,545	182,009	183,609	191,596	183,609
Other borrowings	138,001	172,643	140,353	244,193	182,779	244,193
Trust preferred debentures	25,063	25,062	25,061	25,060	25,059	25,060
Shareholders' equity	309,335	300,060	282,237	273,408	276,495	273,408

Average Balance Sheet
Average earning assets	$3,050,346	$3,047,494	$3,029,188	$3,010,361	$2,937,795	$2,962,056
Average assets	3,286,159	3,271,895	3,252,549	3,243,822	3,168,478	3,191,840
Average interest-bearing liabilities	2,391,576	2,432,556	2,431,145	2,424,998	2,372,630	2,416,085
Average equity	303,861	288,341	277,283	280,051	273,517	265,943

Share data
Weighted average shares outstanding (basic)	11,049,831	10,974,616	10,905,197	10,888,138	10,845,106	10,812,502
Weighted average shares outstanding (diluted)	11,124,331	11,016,515	10,955,430	10,936,042	10,893,642	10,864,450
Period-end shares outstanding	11,122,886	11,051,894	10,952,410	10,898,475	10,878,813	10,898,475
Book value per share	27.81	27.15	25.77	25.09	25.42	25.09

Income Statement
Net interest income	$27,913	$27,952	$27,542	$27,861	$27,864	$111,775
Provision for loan/lease losses	4,870	1,005	1,910	1,433	3,483	8,507
Noninterest income	12,312	12,013	12,492	12,281	11,227	46,159
Noninterest expense	23,973	25,163	25,216	25,183	24,852	99,045
Income tax expense	3,490	4,364	4,102	4,602	3,233	16,420
Net income attributable to Tompkins Financial Corporation	7,859	9,400	8,773	8,892	7,490	33,831
Noncontrolling interests	33	33	33	32	33	131
Basic earnings per share	$0.71	$0.86	$0.80	$0.82	$0.69	$3.13
Diluted earnings per share	$0.71	$0.85	$0.80	$0.81	$0.69	$3.11

Asset Quality
Net charge-offs	5,353	679	1,707	2,285	1,329	5,025
Nonaccrual loans and leases	40,419	38,457	39,902	41,501	48,966	41,501
Loans and leases 90 days past due and accruing	379	2,512	1,266	1,217	1,737	1,217
Troubled debt restructurings not included above	441	0	2,411	2,564	3,264	2,564
Total nonperforming loans and leases	41,239	40,969	43,579	45,282	53,967	45,282
OREO	1,632	1,742	2,270	1,255	1,845	1,255
Nonperforming assets	42,871	42,711	45,849	46,537	55,812	46,537
Loan Classifications
Special Mention	66,697	80,470	70,765	80,920	72,135	80,920
Substandard	73,313	80,003	85,973	91,645	105,519	91,645
Doubtful	509	2,450	2,468	0	806	0

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10	Dec-10
Net loan and lease losses/ average loans
and leases *	1.10%	0.14%	0.36%	0.48%	0.28%	0.26%
Nonperforming loans and leases/loans and leases	2.11%	2.13%	2.28%	2.37%	2.82%	2.37%
Nonperforming assets/assets	1.28%	1.30%	1.40%	1.43%	1.72%	1.43%
Allowance/nonperforming loans and leases	67.60%	69.23%	64.33%	61.46%	53.15%	61.46%
Allowance/loans and leases	1.43%	1.48%	1.46%	1.46%	1.50%	1.46%

Capital Adequacy (period-end)
Tier I capital / average assets	8.55%	8.39%	8.22%	8.02%	8.01%	8.02%
Total capital / risk-weighted assets	14.11%	13.98%	13.66%	13.42%	13.14%	13.42%

Profitability
Return on average assets *	0.95%	1.15%	1.09%	1.09%	0.94%	1.06%
Return on average equity *	10.29%	13.08%	12.83%	12.60%	10.86%	12.72%
Net interest margin (TE) *	3.71%	3.77%	3.78%	3.75%	3.85%	3.86%
* Quarterly ratios have been annualized